January 3, 2022

Healthcare & Life ScienceS FUND

ETAHX Class A Shares ETCHX Class C Shares

ETNHX Class N Shares ETIHX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2021, and should be read in conjunction with such Summary Prospectus.

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Effective January 1, 2022, Joy Ghosh, is a Portfolio Manager of the Fund. Accordingly, all information contained in the Fund’s Summary Prospectus regarding the Portfolio Managers of the Fund is hereby revised to reflect Dr. Ghosh’s position with the Fund and the following information replaces the section of the Fund’s Summary Prospectus entitled “FUND SUMMARY/Eventide Healthcare & Life Sciences Fund – Portfolio Managers”:

Portfolio Managers. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser and Dr. Joy Ghosh, Portfolio Manager and Senior Research Analyst of the Adviser, serve as the Portfolio Managers of the Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2012. Dr. Ghosh has served the Fund in this capacity since as of January 2022.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.